UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT -OCTOBER 10, 2006

AXION POWER INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Caster Avenue
Woodbridge, Ontario, Canada L4L 5Y9
(Address of principal executive offices)

(905) 264-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Axion Power International, Inc. (the “Company”) was previously notified by Nasdaq that is was in violation of NASD Rules 6530 and 6540, in that it has failed to file its Quarterly Report on Form 10-Q for the period ended June 30, 2006 with the Securities and Exchange Commission within the prescribed time period. The Company requested a hearing with Nasdaq that was held on October 10, 2006.

Following such hearing, the Company received a letter from Nasdaq indicating that due to the Company’s continued violation of NASD Rules 6530 and 6540, Nasdaq’s Listing Qualifications Hearings Panel determined that the Company’s securities are no longer eligible for continued quotation on the over the counter bulletin board, and the Company’s quotations will be deleted with the opening of business on October 12, 2006.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 11, 2006	Axion Power International, Inc.

By: /s/ Thomas Granville
Thomas Granville
Chief Executive Officer